UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                   July 16, 2008
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)  (Zip Code)

(484) 583-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed solely to include a new page 18 of the statistical supplement attached hereto as Exhibit 99.1.  We have made no other changes to the Form 8-K or to the exhibits attached hereto.

Item 2.02.  Results of Operations and Financial Condition.

We are changing our definition of income from operations for the quarter and six months ended June 30, 2008.  Our new definition of income from operations is GAAP net income excluding:

*    Realized gains and losses associated with the following:

*    Sale or disposal of securities;
*    Impairments of securities;
*    Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;
*    Change in the fair value of the embedded derivatives of our guaranteed living benefits within our variable annuities net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative;
*    Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our guaranteed death benefit riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of the hedging instruments; and
*    Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under Statement of Financial Accounting Standards (“SFAS”) Nos. 133 and 157;
*    Income (loss) from the initial adoption of changes in accounting principles;
*    Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;
*    Losses on early retirement of debt, including subordinated debt; and
*    Income (loss) from discontinued operations.

We are changing our definition of income from operations to better reflect the underlying economics of our variable and indexed annuities that employ derivative instruments to hedge policy benefits and the manner in which management evaluate that business.  Our change in the definition of income from operations is primarily the result of our adoption of SFAS No. 157 during the first quarter of 2008.  Under SFAS No. 157’s fair value calculation, we are required to fair value these annuities from an “exit value” perspective, i.e., what a market participant or willing buyer would charge to assume the liability.  We, therefore, must include margins that a market participant buyer would require as well as a factor for non-performance risk related to our credit quality.  We do not believe that these factors relate to the economics of the underlying business and do not reflect the manner in which management evaluates the business.

To aid investors in their understanding of our new definition of income from operations prior to issuing our results for the quarter ended June 30, 2008, we are providing our previously issued statistical supplement for the quarter ended March 31, 2008, revised to reflect the new definition of income from operations.  A copy of the statistical supplement for the quarter ended March 31, 2008 revised for the new definition of income from operations is attached as Exhibit 99.1 and is incorporated herein by reference.

We are also attaching as Exhibit 99.2 and incorporating herewith a copy of the slides in connection with our investor presentation to be held on July 16, 2008 at 11:00 a.m. (E.D.T), during which members of management will discuss the new definition of income from operations and related matters.

We are currently in our “quiet period” regarding second quarter results, which means that we are currently analyzing our results for the second quarter 2008.  Therefore, we will not be discussing our second quarter results, which we will release on July 29, 2008.  You should not rely on the information in the presentation or in Exhibits 99.1 and 99.2 as being indicative of actual second quarter results, and we do not hereby undertake any obligation to provide such information during the presentation or to update such information except through our public earnings release.

Interested persons may listen to a webcast of the presentation and obtain a copy of the reissued statistical supplement and the slide presentation by going to our website--www.lincolnfinancial.com by clicking “Investor Relations” and then “Webcasts.”

The information, including exhibits attached hereto, furnished under this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except page 1 of Exhibit 99.1 shall be incorporated by reference in our registration statements filed pursuant to the Securities Act of 1933, which by their terms incorporate documents by reference.

Forward Looking Statements — Cautionary Language

Certain statements made in this report and in other written or oral statements made by Lincoln or on Lincoln's behalf are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: "believe", "anticipate", "expect", "estimate", "project", "will", "shall" and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in our businesses, prospective services or products, future performance or financial results, and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements include, among others:

•
Legislative, regulatory or tax changes, both domestic and foreign, that affect the cost of, or demand for, Lincoln's products, the required amount of reserves and/or surplus, or otherwise affect our ability to conduct business, including changes to statutory reserves and/or risk-based capital requirements related to secondary guarantees under universal life and variable annuity products such as Actuarial Guideline VACARVM; restrictions on revenue sharing and 12b-1 payments; and the potential for U.S. Federal tax reform;

•
The initiation of legal or regulatory proceedings against Lincoln or its subsidiaries, and the outcome of any legal or regulatory proceedings, such as: (a) adverse actions related to present or past business practices common in businesses in which Lincoln and its subsidiaries compete; (b) adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and extra-contractual and class action damage cases; (c) new decisions that result in changes in law; and (d) unexpected trial court rulings;

•	Changes in interest rates causing a reduction of investment income, the margins of Lincoln's fixed annuity and life insurance businesses and demand for Lincoln's products;

•
A decline in the equity markets causing a reduction in the sales of Lincoln's products, a reduction of asset-based fees that Lincoln charges on various investment and insurance products, an acceleration of amortization of deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads and an increase in liabilities related to guaranteed benefit features of Lincoln's variable annuity products;

•
Ineffectiveness of Lincoln's various hedging strategies used to offset the impact of changes in the value of liabilities due to changes in the level and volatility of the equity markets and interest rates;

•
A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from Lincoln's assumptions used in pricing its products, in establishing related insurance reserves and in the amortization of intangibles that may result in an increase in reserves and a decrease in net income, including as a result of investor-owned life insurance business;

•
Changes in GAAP that may result in unanticipated changes to Lincoln's net income, including the impact of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," and SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities;"

•
Lowering of one or more of Lincoln's debt ratings issued by nationally recognized statistical rating organizations and the adverse impact such action may have on Lincoln's ability to raise capital and on its liquidity and financial condition;

•
Lowering of one or more of the insurer financial strength ratings of Lincoln's insurance subsidiaries and the adverse impact such action may have on the premium writings, policy retention and profitability of its insurance subsidiaries;

•
Significant credit, accounting, fraud or corporate governance issues that may adversely affect the value of certain investments in the portfolios of Lincoln's companies requiring that Lincoln realize losses on such investments;

•
The impact of acquisitions and divestitures, restructurings, product withdrawals and other unusual items, including Lincoln's ability to integrate acquisitions and to obtain the anticipated results and synergies from acquisitions, including Lincoln's ability to successfully integrate Jefferson-Pilot's businesses, to achieve the expected synergies from the merger or to achieve such synergies within our expected timeframe;

•	The adequacy and collectibility of reinsurance that Lincoln has purchased;

•	Acts of terrorism, war or other man-made and natural catastrophes that may adversely affect Lincoln's businesses and the cost and availability of reinsurance;

•
Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that Lincoln can charge for its products;

•
The unknown impact on Lincoln's business resulting from changes in the demographics of Lincoln's client base, as aging baby-boomers move from the asset-accumulation stage to the asset-distribution stage of life;

•	Loss of key management, portfolio managers in the Investment Management segment, financial planners or wholesalers;

•
Changes in general economic or business conditions, both domestic and foreign, that may be less favorable than expected and may affect foreign exchange rates, premium levels, claims experience, the level of pension benefit costs and funding and investment results; and

•	Continued economic declines and credit market volatility that could cause us to realize additional impairments on investments and certain intangible assets and dampen future earnings.

The risks included here are not exhaustive. Lincoln's annual report on Form 10-K, quarterly reports on Form 10-Q, and other documents filed with the SEC include additional factors which could impact Lincoln's business and financial performance. Moreover, Lincoln operates in a rapidly changing and competitive environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors.

Further, it is not possible to assess the impact of all risk factors on Lincoln's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this report.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Lincoln National Corporation Statistical Supplement (revised) for the Quarter Ended March 31, 2008.
99.2	Slides in connection with the July 16, 2008 presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Douglas N. Miller
Name:	Douglas N. Miller
Title:	Vice President and
Chief Accounting Officer

Date:  July 16, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Lincoln National Corporation Statistical Supplement (revised) for the Quarter Ended March 31, 2008.
99.2	Slides in connection with the July 16, 2008 presentation